Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT AND AMENDMENT NO. 2 TO
GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 7 TO CREDIT AGREEMENT and AMENDMENT NO. 2 to GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”) is entered into effective November 3, 2026 (the “Amendment No. 7 Effective Date”), among BRC Group Holdings, Inc. (f/k/a B. Riley Financial, Inc.), a Delaware corporation (the “Ultimate Parent”), BR Financial Holdings, LLC, a Delaware limited liability company (the “Borrower”), each of the other Loan Parties party hereto, each of the lenders party hereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

R E C I T A L S:

WHEREAS, the Ultimate Parent, the Borrower, the other Loan Parties party thereto, the Lenders, the Administrative Agent, and the Collateral Agent are parties to that certain Credit Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025, as amended by Amendment No. 2 to Credit Agreement, dated as of July 8, 2025, as amended by Amendment No. 3 to Credit Agreement, dated as of October 8, 2025, as amended by Amendment No. 4 to Credit Agreement, dated as of January 14, 2026, as amended by Amendment No. 5 to Credit Agreement, dated as of August 7, 2026, as amended by Amendment No. 6 to Credit Agreement, Consent and Waiver, dated as of September 28, 2026, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Ultimate Parent, the Borrower, the other Loan Parties party thereto, the Administrative Agent, and the Collateral Agent are parties to that certain Guarantee and Collateral Agreement, dated as of February 26, 2025 (as amended by Amendment No. 1 to Credit Agreement and Guarantee and Collateral Agreement, dated as of March 24, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to Section 9.01 of the Credit Agreement, the Ultimate Parent and the Borrower have requested the Administrative Agent and the Lenders agree to amend the Credit Agreement as hereinafter provided;

WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to establish a new tranche of incremental Term Loan Commitments (the “Amendment No. 7 Term Loan Commitments” and any term loans made in respect thereof, the “Amendment No. 7 Term Loans”) in an aggregate principal amount of $26,500,000;

WHEREAS, the Borrower has requested, and each Person identified on Annex A.1 attached hereto as an “Amendment No. 7 Term Lender” (each, an “Amendment No. 7 Term Lender”) has agreed, to provide on the Amendment No. 7 Effective Date, immediately after giving effect to the transactions described in Section 4 below, the Amendment No. 7 Term Loan Commitments available to the Borrower in the amount set forth opposite such Person’s name on Annex A.1 attached hereto, which Amendment No. 7 Term Loan Commitments shall have the same terms as the existing Term Loan Commitments under the Credit Agreement except as otherwise set forth in this Amendment and the Credit Agreement as amended by this Amendment; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto are willing to agree to such amendments, all as hereinafter provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and recitals hereto.

Section 2. Transaction Fee. The parties hereto agree that, immediately after giving effect to this Amendment and immediately prior to giving effect to the transactions described in Section 3 below and the Amendment No. 7 Term Lenders making available the Amendment No. 7 Term Loan Commitments, as consideration for the agreements of the Lenders party hereto, the Borrower shall pay to the Administrative Agent, for the ratable benefit of each Lender, a transaction fee equal to $3,281,250.00 (the “Transaction Fee”), which Transaction Fee shall be fully earned and non-refundable, and due and payable in full on the Amendment No. 7 Effective Date and which shall be paid-in-kind by capitalizing and adding such Transaction Fee to the aggregate outstanding principal balance of Initial Term Loans on the Amendment No. 7 Effective Date (which shall thereafter bear interest in accordance with Section 2.14 of the Credit Agreement, as amended by this Amendment) (such payment, the “Transaction Fee Payment”).

Section 3. Great American Holdings, LLC Equity Interests. The parties hereto agree that, immediately after giving effect to the Transaction Fee Payment, as a result of arms-length negotiations between certain Lenders party hereto (the “Purchasing Lenders”) and the Borrower, the Purchasing Lenders shall purchase (the “Purchase”) certain Equity Interests of Great American Holdings, LLC pursuant to that certain Membership Interest Purchase Agreement, dated as of the Amendment No. 7 Effective Date (the “Equity Purchase Agreement”), by, among others, the Purchasing Lenders, the Purchasers (as defined in the Equity Purchase Agreement) and BRF Finance Co., LLC.

Section 4. Prepayment. The parties hereto agree that, immediately after giving effect to the transactions described in Section 3 above, the Borrower shall voluntarily prepay Initial Term Loans in an aggregate principal amount of $51,679,687.50 (the “Prepaid Term Loans”). Notwithstanding anything herein or in the Credit Agreement to the contrary (including Section 2.05 of the Credit Agreement), (i) the Prepaid Term Loans shall not be subject to, nor shall such voluntary prepayment described in this Section 4 trigger, the required payment of the Prepayment Premium, (ii) all accrued and unpaid interest on the Prepaid Term Loans shall be due and payable on the Amendment No. 7 Effective Date and (iii) this Amendment shall satisfy the notice of voluntary prepayment to the Administrative Agent and the Lenders required by Section 2.09(b) of the Credit Agreement.

Section 5. Amendment No. 7 Term Loans. Each Lender with an Amendment No. 7 Term Loan Commitment severally and not jointly agrees, subject to the terms and conditions set forth herein, to provide to the Borrower on the Amendment No. 7 Effective Date, immediately after giving effect to the transactions described in Sections 2, 3 and 4, Amendment No. 7 Term Loan Commitments in an amount set forth opposite such Amendment No. 7 Term Lender’s name in Annex A.1 hereto. The Amendment No. 7 Term Loan Commitments shall be added as additional “Term Loan Commitments” under the Credit Agreement and any Amendment No. 7 Term Loans incurred in respect of the Amendment No. 7 Term Loan Commitments shall be added as additional “Term Loans”, in each case, for all purposes under the Credit Agreement and each other Loan Document. Without limiting the generality of the foregoing, the Amendment No. 7 Term Loan Commitments and any Amendment No. 7 Term Loans incurred thereunder shall (i) constitute Obligations under the Credit Agreement and the other Loan Documents and have all the benefits thereof, (ii) have all of the rights, remedies, privileges and protections applicable to the Term Loan Commitments and Term Loans, as applicable, under the Credit Agreement and the other Loan Documents, (iii) be secured by the Liens granted to the Collateral Agent under any Security Document, (iv) to the extent requested by any Amendment No. 7 Term Lender, be evidenced by a promissory note substantially in the form of an Initial Term Loan Note and (v) with respect to any Amendment No. 7 Term Loans, bear interest at rates and Interest Period applicable to the existing Initial Term Loans under the Credit Agreement. The outstanding principal amount of all Term Loans held by each Lender as of the Amendment No. 7 Effective Date, immediately after giving effect to Sections 2, 3, 4 and 5 hereof and the funding of the Amendment No. 7 Term Loans, is set forth opposite such Lender’s name in Annex A.2 hereto.

Section 6. Amendment to Credit Agreement. The parties hereto agree that, effective as of the Amendment No. 7 Effective Date, immediately after giving effect to the transactions described in Section 4, the Credit Agreement is hereby amended as follows:

(a) Amendments to Section 1.01. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety, in each case, to read as follows:

(i) ““Borrowing Base” shall mean, at any time of calculation, in each case, of the Borrowing Base Loan Parties:

(a) the sum of, without duplication:

(1) the product of (x) 30% and (y) the Asset Value of the Telecom Assets, plus

(2) the product of (x) 30% and (y) the Asset Value of the Babcock Assets, plus

(b) 100% of Qualified Cash as of such day (but without giving effect to the proviso in the definition thereof), minus

(c) any Reserves then in effect.

The Asset Values used to calculate the “Borrowing Base” shall be those set forth in the most recent Borrowing Base Certificate (including any pro forma Borrowing Base Certificate delivered pursuant to Section 5.14). For the avoidance of doubt, no Borrowing Base Asset shall be included in the Borrowing Base under more than one sub-clause of clause (a) of the definition thereof.”

(ii) ““Borrowing Base Assets” shall mean the Telecom Assets, the Babcock Assets and Qualified Cash.”

(iii) ““Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, and (b) when used with respect to Commitments, refers to whether such Commitments are Initial Term Loan Commitments, Amendment No. 7 Term Loan Commitments or Delayed Draw Commitments, as applicable.”

(iv) ““Group Member” shall mean each of Ultimate Parent and its Subsidiaries and “Group Members” shall refer to each such Person, collectively; provided that so long as Bebe is not a wholly-owned Subsidiary of the Ultimate Parent, members of the Bebe Group shall not be “Group Members”.”

(v) ““Maturity Date” shall mean, (i) with respect to the Initial Term Loans, the Initial Term Loan Maturity Date, (ii) with respect to the Delayed Draw Term Loans, the Delayed Draw Term Loan Maturity Date and (iii) with respect to the Amendment No. 7 Term Loans, the Amendment No. 7 Term Loan Maturity Date.”

(vi) ““Non-Ordinary Course Proceeds” shall mean:

(a)	the Net Cash Proceeds from a Disposition of (i) Property outside of the ordinary course (excluding, for the avoidance of doubt, ordinary course real estate sales by the Real Estate Subsidiaries) or (ii) Borrowing Base Assets;

(b)	cash proceeds from any principal payments in respect of any Borrowing Base Asset;

(c)	cash proceeds from any special dividends or distributions in respect of ay Borrowing Base Asset;

(d)	the Net Cash Proceeds from a Recovery Event;

(e)	any payments in respect of any Indebtedness of GA Joann Retail Partnership, LLC received by the Borrowing Base Loan Parties; or

(f)	any payment received by the Borrowing Base Loan Parties in connection with the Wealth Management Assets (as described in the definition thereof).”

(vii) ““Prepayment Premium” shall mean, (i) with respect to the first $62,500,000 of principal amount of Initial Term Loans prepaid at any time prior to the Amendment No. 7 Effective Date, an amount equal to 5.00% of the principal amount of such Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid) and (ii) with respect to the remaining $65,625,000 of principal amount of Initial Term Loans repaid or prepaid (or deemed prepaid or repaid) prior to the Amendment No. 7 Effective Date, an amount equal to (a) if prior to the two-year anniversary of the Closing Date, (I) the sum of all required payments of interest (calculated at the rate of interest in effect on the applicable repayment or prepayment date, assuming that all such interest accrues at the Prepayment Premium Rate) on the principal amount of the Initial Term Loans being prepaid or repaid (or deemed prepaid or repaid) from the applicable repayment or prepayment date through (but excluding) the date that is the two-year anniversary of the Closing Date, discounted at a discount factor equal to the Treasury Rate plus 0.50%, plus (II) 5.00% of the principal amount of the Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid) or (b) if on or after the two-year anniversary of the Closing Date, 5.00% of the principal amount of the Initial Term Loans being repaid or prepaid (or deemed prepaid or repaid); provided that, in no case shall the Prepayment Premium be less than zero. Notwithstanding anything herein to the contrary, as of and following the Amendment No. 7 Effective Date, with respect to any Term Loans outstanding as of and following the Amendment No. 7 Effective Date, the Prepayment Premium shall be $0.”

(viii) ““Required Percentage” shall mean,

(a)	in respect of Borrowing Base Assets that constitute Telecom Assets, 30%

(b)	in respect of Borrowing Base Assets that constitute Babcock Assets, 30%

(c)	in respect of Borrowing Base Assets that constitute Qualified Cash, 100%.”

(ix) ““Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided that, so long as Bebe is not a wholly-owned Subsidiary of the Ultimate Parent, no member of the Bebe Group shall be a Subsidiary under any Loan Document. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.”

(x) ““Term Loan” shall mean (i) the Initial Term Loans made by the Lenders pursuant to Section 2.01(a),(ii) any Delayed Draw Term Loans made by a Lender on the Delayed Draw Funding Date pursuant to Section 2.01(c) and (iii) any Amendment No. 7 Term Loans made by the Lenders pursuant to Section 2.01(d).”

(xi) ““Term Loan Commitment” shall mean, as to each Term Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower pursuant to Section 2.01 (including any Delayed Draw Commitment and Amendment No. 7 Term Loan Commitment) in a principal amount not to exceed the amount set forth under the heading “Initial Term Loan Commitment” (or Delayed Draw Commitment or Amendment No. 7 Term Loan Commitment, as applicable) opposite such Lender’s name on Annex A or, as the case may be, in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The aggregate principal amount of the Term Loan Commitments on the Closing Date is $160,000,000. The aggregate principal amount of the Term Loan Commitments on the Amendment No. 7 Effective Date is $43,726,562.50.”

(b) Amendment to Section 1.01 (New Defined Terms). Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in proper alphabetical order as follows:

(i) ““Amendment No. 7” shall mean that certain Amendment No. 7 to Credit Agreement, dated as of November 3, 2026, by and among the Ultimate Parent, the Borrower, each other Loan Party party thereto, each of the Lenders party thereto, the Administrative Agent and the Collateral Agent.”

(ii) ““Amendment No. 7 Effective Date” shall have the meaning set forth in Amendment No. 7.”

(iii) ““Amendment No. 7 Term Lender” shall have the meaning set forth in Amendment No. 7.”

(iv) ““Amendment No. 7 Term Loans” shall have the meaning set forth in Amendment No. 7.”

(v) ““Amendment No. 7 Term Loan Commitments” shall have the meaning set forth in Amendment No. 7.”

(vi) ““Amendment No. 7 Term Loan Maturity Date” shall mean the earlier of:

(a)  the earliest of (x) the third anniversary of the Closing Date, which date is February 26, 2028 and (y) if any series of bonds, notes or bank Indebtedness of the Ultimate Parent or the Borrower (other than the February 2025 Bonds, the March 2026 Bonds, the September 2026 Bonds and the December 2026 Bonds) with an aggregate outstanding amount exceeding $10,000,000 is outstanding on the date 91 days prior to the stated maturity date thereof, the date that is 91 days prior to the stated maturity date thereof, and

(b)  the date on which all Amendment No. 7 Term Loans shall become due and payable in full hereunder, whether by acceleration or otherwise; provided that, if any such day is not a Business Day, the Amendment No. 7 Term Loan Maturity Date shall be the Business Day immediately succeeding such day.”

(vii) ““Purchase” shall have the meaning set forth in Amendment No. 7.”

(c) Deletions from Section 1.01. The following definitions will be removed from Section 1.01 of the Credit Agreement: “Great American JV”, “Great American JV Limited Liability Company Agreement”, “Great American Pref B Assets”, “Great American Revolver Assets”, “Great American Revolving Credit Agreement”, and “Great American Revolving Note”.

(d) Amendment to Section 2.01(c). Section 2.01(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) At any time and from time to time during the Delayed Draw Commitment Period (including on the Closing Date), subject to the terms and conditions set forth herein, each Lender with a Delayed Draw Commitment agrees, severally and not jointly, to make a Delayed Draw Term Loan in Dollars to the Borrower on the Delayed Draw Funding Date in an amount equal to the Delayed Draw Commitment of such Term Lender (the “Delayed Draw Term Loans”); provided, however, that after giving effect to the making of the Delayed Draw Term Loans on the Delayed Draw Term Loan Funding Date, the Borrowing Base, as reflected in the Borrowing Base Certificate delivered as of such date, shall not be less than 150% of the aggregate principal amount of the Initial Term Loans, Amendment No. 7 Term Loans and the Delayed Draw Term Loans outstanding as of such date. The aggregate principal amount of the Delayed Draw Commitments immediately after giving effect to the Amendment No. 7 Effective Date shall be $0.

(e) Amendment to Section 2.01. Section 2.01 of the Credit Agreement is hereby amended to add Sections 2.01(d) and 2.01(e) as follows:

(d) Subject to the terms and conditions set forth herein each Term Lender agrees, severally and not jointly, to make a term loan in Dollars to the Borrower on the Amendment No. 7 Effective Date in an amount equal to the Amendment No. 7 Term Loan Commitment of such Term Lender; provided, however, that after giving effect to the making of the Amendment No. 7 Term Loans on the Amendment No. 7 Effective Date, the Borrowing Base, as reflected in the Borrowing Base Certificate delivered to the Administrative Agent and dated as of August 31, 2026, shall not be less than 150% of the aggregate principal amount of the Initial Term Loans, Amendment No. 7 Term Loans and Delayed Draw Term Loans outstanding on the Amendment No. 7 Effective Date. The aggregate principal amount of the Amendment No. 7 Term Loan Commitments immediately after giving effect to the funding of the Amendment No. 7 Term Loans on the Amendment No. 7 Effective Date shall be $0.

(e)  The Borrower may make only one borrowing under the Amendment No. 7 Term Loan Commitment, which in each case shall be on the Amendment No. 7 Effective Date. Any amount borrowed under Section 2.01 and subsequently repaid or prepaid may not be reborrowed. Subject to Section 2.10 and Section 2.11, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Amendment No. 7 Term Loan Maturity Date. Each Lender’s Amendment No. 7 Term Loan Commitment shall terminate immediately and without further action on the Amendment No. 7 Effective Date after giving effect to the funding of such Lender’s Amendment No. 7 Term Loan Commitment on the Amendment No. 7 Effective Date.

(f) Amendment to Section 2.08(b). Section 2.08(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) The Borrower agrees to pay to each Lender a closing fee (the “Closing Fee”) in an amount equal to (i) 3.00% of the aggregate principal amount of Initial Term Loans made by such Lender on the Closing Date, (ii) 2.00% of the aggregate principal amount of Delayed Draw Term Loans made by such Lender on the Delayed Draw Funding Date and (iii) 2.00% of the Amendment No. 7 Term Loans made by such Lender on the Amendment No. 7 Effective Date; provided that (x) the Closing Fee with respect to Initial Term Loans shall be fully earned, due and payable on the Closing Date, (y) the Closing Fee with respect to Delayed Draw Term Loans shall be fully earned, due and payable only upon the Delayed Draw Funding Date and (z) the Closing Fee with respect to the Amendment No. 7 Term Loans shall be fully earned, due and payable on the Amendment No. 7 Effective Date (and such amount may, at the election of the Borrower, be netted from the Amendment No. 7 Term Loans), and in each case, at the election of the Lenders, such Closing Fee may be structured as original issue discount.

(g) Amendment to Section 2.10(b). Section 2.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)  Borrowing Base Overadvance. In the event that the Borrowing Base, as reflected on Pro Forma Basis based on the most recently delivered Borrowing Base Certificate delivered pursuant to Section 5.14, is not on any day at least 150% of the aggregate principal amount of the Initial Term Loans, Amendment No. 7 Term Loans and the Delayed Draw Term Loans outstanding as of such date, the Borrower shall:

(i)  promptly (and no later than one (1) Business Day after such day) prepay the Term Loans in an aggregate principal amount equal to an amount sufficient to cause the Borrowing Base, as reflected on a Pro Forma Basis based on the most recently delivered Borrowing Base Certificate delivered pursuant to Section 5.14, to be at least 150% of the aggregate principal amount of the Initial Term Loans, Amendment No. 7 Term Loans and the Delayed Draw Term Loans outstanding after giving effect to such prepayment, plus the Prepayment Premium set forth in Section 2.05; and/or

(ii)  promptly (and no later than one (1) Business Days after such day) deposit cash in a Qualified Cash Deposit Account in an amount sufficient to cause the Borrowing Base, as reflected on a Pro Forma Basis based on the most recently delivered Borrowing Base Certificate delivered pursuant to Section 5.14, to be at least 150% of the aggregate principal amount of the Initial Term Loans, Amendment No. 7 Term Loans and the Delayed Draw Term Loans outstanding after giving effect to such deposit of cash in a Qualified Cash Deposit Account;

(h) Amendment to Section 2.10(e). Section 2.10(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)  Dispositions of Borrowing Base Assets. Until the outstanding principal amount of the Initial Term Loans and Amendment No. 7 Term Loans is no greater than $65,625,000, no later than the third (3rd) Business Day following the date of receipt by any Borrowing Base Loan Party of any Non-Ordinary Course Proceeds in respect of any Borrowing Base Assets, the Borrower shall apply an amount equal to such Non-Ordinary Course Proceeds multiplied by the Required Percentage to repay principal of the Term Loans as set forth in Section 2.11(a) plus interest (including accrued interest at the time of such prepayment, whether or not then due) on the Term Loans plus the Prepayment Premium set forth in Section 2.05. The Borrower may use any Retained Borrowing Base Asset Disposition Proceeds for working capital and general corporate purposes of the Group Members so long as such use is permitted by Article VI.

(i) Amendment to Section 2.11(a). Section 2.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Application of Voluntary Prepayments and Mandatory Prepayments. Any prepayment of any Class of Loan pursuant to Section 2.09 and Section 2.10 shall be applied (i) first, to prepay the Delayed Draw Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof), and (ii) second, if there are no Delayed Draw Term Loans outstanding, such payment shall be applied to prepay the Initial Term Loans and Amendment No. 7 Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof).

(j) Amendment to Section 2.21(b). Section 2.21(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)  Each repayment by the Borrower in respect of principal or interest on the Term Loans and each payment in respect of fees or expenses payable hereunder shall be applied (i) first, to prepay the Delayed Draw Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof), and (ii) second, if there are no Delayed Draw Term Loans outstanding, such payment shall be applied to prepay the Initial Term Loans and Amendment No. 7 Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof). Each voluntary prepayment by the Borrower of a Class of Term Loans shall be applied (i) first, to prepay the Delayed Draw Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof), and (ii) second, if there are no Delayed Draw Term Loans outstanding, such payment shall be applied to prepay the Initial Term Loans and Amendment No. 7 Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof). Each mandatory prepayment by the Borrower of the Term Loans shall be (i) first, to prepay the Delayed Draw Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof), and (ii) second, if there are no Delayed Draw Term Loans outstanding, such payment shall be applied to prepay the Initial Term Loans and Amendment No. 7 Term Loans on a pro rata basis as among the various Classes thereof (in accordance with the respective outstanding principal amounts thereof).

(k) Amendment to Section 3.23. Section 3.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 3.23 Borrowing Base Certificate. The information set forth in each Borrowing Base Certificate, at the time of submission, is true and correct in all material respects and has been prepared in all material respects in the accordance with the requirements of this Agreement. The Borrowing Base Assets that are identified by the Borrower as the Telecom Assets, the Babcock Assets and Qualified Cash in each Borrowing Base Certificate submitted to the Administrative Agent, at the time of submission, comply in all material respects with the criteria set forth in the definitions thereof.

(l) Amendment to Section 5.11. Section 5.11 of the Credit Agreement is hereby amended to add Section 5.11(d) as follows:

(d) Use the proceeds of the Amendment No. 7 Term Loans only for working capital and general corporate purposes of the Group Members (including, but not limited to, ability to use in connection with acquisitions, repayment of indebtedness and making investments otherwise permitted by this Agreement).

(m) Amendment to Section 6.06(q). Section 6.06(q) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(q) [reserved].

(n) Amendment to Section 9.01(a)(vi). Section 9.01(a)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(vi) amend, modify or waive the definition of the term “Borrowing Base” or any component definition thereof (including “Telecom Assets”, “Babcock Assets” and “Qualified Cash”) without the consent of each Lender directly and adversely affected thereby;

(o) Amendment to Annex A. Annex A of the Credit Agreement is hereby amended and restated in its entirety with Annex A attached hereto.

Section 7. Amendment to Guarantee and Collateral Agreement.

(a) The Parties hereto agree that, effective as of the Amendment No. 7 Effective Date, Schedule 2 to the Guarantee and Collateral Agreement shall be amended to remove the following Pledged LLC Interests and any Lien existing on the Pledged LLC Interests being removed shall be released in accordance with Section 9.15 of the Guarantee and Collateral Agreement.

Debtor / Grantor	Debtor/Grantor Issuer	Type of Organization	Shares Owned	Total Shares Outstanding	% of Total Shares Owned	% of Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value
BRF Finance Co., LLC	Great American Holdings, LLC (Common)	Limited Liability Company	397,593	985,000	40.4%	100%	N.A.	N.A.
BRF Finance Co., LLC	Great American Holdings, LLC (Preferred)	Limited Liability Company	170,524	386,000	44.2%	100%	N.A.	N.A.

Section 8. Waiver. Effective as of the Amendment No. 7 Effective Date, the Lenders and the Administrative Agent hereby waive the restrictions and prohibitions set forth in Section 6.04 (Limitation on Dispositions) of the Credit Agreement solely to the extent necessary to permit the transactions contemplated by the Equity Purchase Agreement on the Amendment No. 7 Effective Date.

Section 9. Conditions Precedent. This Amendment shall become effective upon satisfaction (or waiver) of the following conditions:

(a) the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Ultimate Parent, the Borrower, each other Loan Party, the Administrative Agent and the Lenders;

(b) the receipt by the Administrative Agent of the duly executed Equity Purchase Agreement;

(c) the receipt by the Administrative Agent of a duly executed Borrowing Notice in accordance with Section 2.02(a) of the Credit Agreement;

(d) the receipt by the Administrative Agent of, with respect to the Borrower:

(i)  copies of the Organizational Documents of the Borrower (including each amendment thereto) certified as of a date reasonably near the Amendment No. 7 Effective Date as being a true and complete copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which the Borrower is organized;

(ii)  a certificate of the secretary or assistant secretary of the Borrower dated the Amendment No. 7 Effective Date and certifying (A) that attached thereto is a true and complete copy of the Organizational Documents of the Borrower as in effect on the Amendment No. 7 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of the Borrower (and, if applicable, any parent company of the Borrower) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation, formation or organization, as applicable, of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (iv) below and (D) as to the incumbency and specimen signature of each Person authorized to execute any Loan Document or any other document delivered in connection herewith on behalf of the Borrower;

(iii)  a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above; and

(iv)  a copy of the certificate of good standing of the Borrower from the Secretary of State or other applicable Governmental Authority of the jurisdiction in which the Borrower is organized (dated as of a date reasonably near the Amendment No. 7 Effective Date).

(e) the receipt by the Administrative Agent (or, in the case of the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, Kirkland & Ellis LLP), on or before the Amendment No. 7 Effective Date, of all fees, costs and expenses then payable pursuant to the Credit Agreement and this Amendment for which invoices have been delivered to the Borrower at least one (1) Business Day prior to the Amendment No. 7 Effective Date (including, without limitation, all reasonable and documented fees, charges and disbursements of Kirkland & Ellis LLP outstanding as of the Amendment No. 7 Effective Date), with such fees, charges and disbursements to be netted (except with regard to the fees, charges and disbursements of Kirkland & Ellis LLP, which shall not be netted) from the Amendment No. 7 Term Loan after approval by Borrower of any relevant invoices delivered pursuant to this clause (e).

Section 10. Representations and Warranties. Each Loan Party hereto hereby represents and warrants that as of the Amendment No. 7 Effective Date, both before and after giving effect to the provisions of this Amendment, (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects as of the Amendment No. 7 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified by “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects and (ii) no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.

Section 11. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) On and after the Amendment No. 7 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment and (ii) all references in each of the Loan Documents referring to the Credit Agreement shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties, as amended by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) On and after the effectiveness of this Amendment, this Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.

Section 12. Miscellaneous Provisions.

(a) Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b) Governing Law; Submission to Jurisdiction, Waiver of Jury Trial, Etc. THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 9.13 and 9.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c) Severability. Section 9.09 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d) Counterparts. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

(e) Section Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(f) Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent, all in accordance with Section 9.05 of the Credit Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BRC Group Holdings, Inc., as Ultimate Parent

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

BR FINANCIAL Holdings, LLC, as Borrower

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

GUARANTORS

BR ADVISORY & INVESTMENTS, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY ADVISORY Holdings, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. Riley Brand Management LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Chief Executive Officer

BRF Finance Co., LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Chief Executive Officer

BRF Investments, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

B. RILEY CAPITAL MANAGEMENT, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Chief Executive Officer

B. RILEY CORPORATE SERVICES, INC.

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY PRINCIPAL INVESTMENTS, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY SECURITIES HOLDINGS, INC.

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer

B. RILEY WEALTH MANAGEMENT HOLDINGS, INC.

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Chief Executive Officer

BR EVENTS, LLC

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer

B. RILEY WEALTH ADVISORS, INC.

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Chief Executive Officer

B. RILEY WEALTH TAX SERVICES, INC.

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Chief Executive Officer

B. RILEY WEALTH INSURANCE, INC.

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

B. RILEY WEALTH PRIVATE SHARES, LLC

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Chief Executive Officer

B. RILEY PRIVATE SHARES MANAGEMENT
2022-1, LLC

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Authorized Signer

NAM SPECIAL SITUATIONS MANAGEMENT, LLC

By:	/s/ Michael Mullen
Name:	Michael Mullen
Title:	Authorized Signer

BRC EMERGING MANAGERS GP, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Authorized Signer

B. RILEY RETAIL RE HOLDINGS, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY REAL ESTATE VENTURES HOLDINGS, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

BRPI EXECUTIVE CONSULTING, LLC

By:	/s/ Scott Yessner
Name:	Scott Yessner
Title:	Authorized Signer

BR-NRG, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

B. RILEY PRINCIPAL CAPITAL, LLC

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer

BR EXAR, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY VENTURE CAPITAL, LLC

By:	/s/ Todd Sims
Name:	Todd Sims
Title:	President

B. RILEY RECEIVABLES, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY PRINCIPAL INVESTMENTS RE, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Executive Officer

B. RILEY COMMERCIAL CAPITAL, LLC

By:	/s/ Bryant Riley
Name:	Bryant Riley
Title:	Co-Chief Executive Officer

B. RILEY PRINCIPAL CAPITAL II, LLC

By:	/s/ Andy Moore
Name:	Andy Moore
Title:	Chief Executive Officer

[Signature Page to Amendment No. 7 to Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent

By:	/s/ Thomas Casarella
Name:	Thomas Casarella
Title:	Managing Director

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Managing Director

[Signature Page to Amendment No. 7 to Credit Agreement]

OPPS XII BROKER D HOLDINGS, L.P., as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Nicholas Basso
Name:	Nicholas Basso
Title:	Authorized Signatory

By:	/s/ Reed Westerman
Name:	Reed Westerman
Title:	Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

OPIF BROKER HOLDINGS, L.P., as a Lender

By:	Oaktree Fund AIF Series, L.P. – Series U
Its:	General Partner

By:	Oaktree Fund GP AIF, LLC
Its:	General Partner

By:	Oaktree Fund GP III, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]

OAKTREE-COPLEY INVESTMENTS, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Managing Member

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Managing Director

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Senior Vice President

[Signature Page to Amendment No. 7 to Credit Agreement]

RPVOF BROKER CTB, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Steven Tesoriere
Name:	Steven Tesoriere
Title:	Authorized Signatory

By:	/s/ Pavel Kaganas
Name:	Pavel Kaganas
Title:	Authorized Signatory

[Signature Page to Amendment No. 7 to Credit Agreement]